UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2008

L-1 IDENTITY SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33002	02-08087887
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 BROAD STREET, STAMFORD, CONNECTICUT  06901

                (Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (203) 504-1100

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Second Amended and Restated Credit Agreement

On August 5, 2008, L-1 Identity Solutions, Inc. (“L-1”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”), among L-1 Identity Solutions Operating Company (“L-1 Operating”), L-1, Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC, to amend and restate the Amended and Restated Credit Agreement, by and among L-1, Bank of America, N.A. (“Administrative Agent”), Bear Stearns Corporate Lending, Inc., Bear Stearns & Co., Inc., Banc of America Securities LLC, Wachovia Bank, N.A. and Credit Suisse, Cayman Islands Branch. The Credit Agreement provides for a senior secured term loan facility in an aggregate principal amount of up to $300,000,000, with a term of five years, and a senior secured revolving credit facility in an aggregate principal amount of up to $135,000,000. The proceeds of the senior secured facilities will be used to (i) fund, in part, the purchase price paid, and fees and expenses incurred, in connection with the acquisition of Digimarc Corporation (“Digimarc”), (ii) repay L-1’s existing revolving credit facility and (iii) provide ongoing working capital and fund other general corporate purposes of L-1.

Amounts borrowed under the Credit Agreement bear interest at a rate equal to LIBOR (subject to a floor of 3%) plus 3.75% to 4.5% per annum. L-1 is required to pay a fee of 0.5% on the unused portion of the revolving credit facility. The senior secured term loan facility requires quarterly principal payments beginning at 5.0% of the outstanding borrowings under such facility for the initial year, increasing over the duration of the facility. All obligations of L-1 Operating under the Credit Agreement are guaranteed on a senior secured basis by L-1 and by each of L-1’s existing and subsequently acquired or organized direct or indirect wholly-owned subsidiaries (subject to certain exceptions).

In addition, L-1 is required to maintain the following financial covenants under the Credit Agreement:

•                  As of the end of any fiscal quarter, the ratio of Consolidated EBITDA (as defined in the Credit Agreement) of L-1 Operating and its consolidated subsidiaries for the period of four consecutive fiscal quarters ending on or immediately prior to such date to the sum of (i) Consolidated Interest Charges (as defined in the Credit Agreement) of L-1 Operating and its consolidated subsidiaries paid or payable in cash during the period of four consecutive fiscal quarters ended on or immediately prior to such date, plus (ii) Consolidated Debt Amortization (as defined in the Credit Agreement) of the borrower and its consolidated subsidiaries as of such date, shall not be less than 2.25:1.00; and

•                  As of the end of any fiscal quarter, the ratio of L-1 Operating’s Consolidated Funded Indebtedness (as defined in the Credit Agreement) as of such date to its Consolidated EBITDA (as defined in the Credit Agreement) for the period of four consecutive fiscal quarters ended on or immediately prior to such date, may not be more than: (i) 3.25:1.00 from the Closing Date (as defined in the Credit Agreement) to and including March 10, 2010, (ii) 3.00:1.00 from March 11, 2010 to March 30, 2011, and (iii) 2.75:1.00 at the end of each fiscal quarter thereafter.

Under the terms of the Credit Agreement, L-1 Operating may incur, assume or guarantee unsecured subordinated indebtedness in an amount up to $200,000,000, provided that no default or event of default shall have occurred or would occur as a result of the incurrence of such subordinated debt and the borrower and its subsidiaries are in pro forma compliance, after giving effect to the incurrence of such subordinated debt, with each of the covenants in the Credit Agreement, including, without limitation, the financial covenants mentioned above.  Pursuant to the terms of the Credit Agreement, L-1 may incur, assume or guarantee any amount of unsecured subordinated indebtedness, provided, that no default or event of default shall have occurred or would occur as a result of the incurrence of such subordinated debt and the pro forma Consolidated Leverage Ratio (as defined in the Credit Agreement) of L-1 and its subsidiaries after giving effect to the incurrence of such subordinated debt shall be less than 4.75:1.00.  The Credit Agreement limits the ability of L-1 to (i) pay dividends or other distributions or repurchase capital stock, (ii) create, incur, assume or suffer to exist any indebtedness, (iii) create, incur, assume or suffer to exist liens upon any of its property, assets or revenues, (iv) sell, transfer, license, lease or otherwise dispose of any property, (v) make or become legally obligated to make capital expenditures above certain thresholds, (vi) make investments, including acquisitions, and (vii) enter into transactions with affiliates. These covenants are subject to a number of exceptions and qualifications. The Credit Agreement provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment, breach of covenants or other agreements in the Credit Agreement or the other Loan Documents (as defined in the Credit Agreement), payment defaults or acceleration of other indebtedness, failure to pay certain judgments, inability to pay debts as they become due and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs, the Administrative Agent may, with the consent of the Required Lenders (as defined in the Credit Agreement) declare all outstanding indebtedness under the Credit Agreement to be due and payable.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment to Securities Purchase Agreement

On August 4, 2008, L-1 entered into an amendment (the “Amendment”) to the Securities Purchase Agreement, dated as of June 30, 2008 (as amended, the “LRSR Agreement”), with LRSR LLC (“LRSR”).  Pursuant to the terms of the Amendment,  LRSR agreed to increase its commitment to purchase shares of common stock, par value $0.001, of L-1 (the “L-1 Common Stock”) from an aggregate purchase price of $60,000,000 to an aggregate purchase price of $70,000,000.

        A copy of the Amendment is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

        The information set forth in Item 3.02 below with respect to the MHR Registration Rights Agreement (as defined below) is incorporated by reference into this Item 1.01.

Item 3.02               Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K filed by L-1 on July 3, 2008, L-1 had agreed to issue shares of L-1 Common Stock pursuant to the terms and conditions of (i) the Securities Purchase Agreement, dated as of June 29, 2008, by and between L-1 and Robert V. LaPenta (the “LaPenta Agreement”), (ii) the Securities Purchase Agreement, dated as of June 29, 2008 (the “Iridian Agreement”), by and between L-1 and Iridian Asset Management LLC (“Iridian”) and (iii) the LRSR Agreement (together with the LaPenta Agreement and Iridian Agreement, the “Investor Agreements”).  On August 5, 2008, L-1 consummated the transactions contemplated by the Investor Agreements and issued an aggregate of 8,083,472 shares of L-1 Common Stock for aggregate proceeds to L-1 of $120,000,000, which were used to fund a portion of L-1’s acquisition of Digimarc.  The shares were issued in a private placement and without registration, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereof.  The exemption from registration was based on, among other things, the six investors being “accredited investors” or “qualified institutional buyers” and on representations made by the investors to L-1.

Pursuant to the terms and conditions of the LaPenta Agreement, on August 5, 2008,  L-1 issued 15,107 shares of Series A Convertible Preferred Stock, par value $0.001, of L-1 (the “Series A Preferred Stock”) to Mr. LaPenta.  The 15,107 shares of Series A Preferred Stock are convertible into 1,145,337 shares of L-1 Common Stock, at a conversion price of $13.19 per share, pursuant to the terms of the Certificate of Designations, Rights and Preferences of the Series A Preferred Stock (the “Certificate of Designations”).  Mr. LaPenta is entitled to a contractual price protection right to receive up to 2,185 additional shares of Series A Preferred Stock if the volume weighted average price of a share of L-1 Common Stock as reported by Bloomberg Financial Markets for the 30 consecutive trading days ending on the last trading day prior to June 30, 2009 is less than $13.19.  The 2,185 shares of Series A Preferred Stock are convertible into 165,655 shares of L-1 Common Stock, at a conversion price of $13.19 per share, pursuant to the terms of the Certificate of Designations.

As previously disclosed in the Current Report on Form 8-K filed by L-1 on July 3, 2008, L-1 had entered into two registration rights agreements (collectively, the “Registration Rights Agreements”), dated as of June 29, 2008, with each of Iridian and Mr. LaPenta.  On August 5, 2008, L-1 entered into a Registration Rights Agreement with MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP and MHR Institutional Partners III LP (the “MHR Registration Rights Agreement” and together with the Registration Rights Agreements, the “Investors Registration Rights Agreements”).  Pursuant to the Investors Registration Rights Agreements, the 8,083,472 shares of L-1 Common Stock issued to the investors have been registered for resale under the Registration Statement on Form S-3 filed by L-1 on August 5, 2008.

The Investor Agreements and the Investors Registration Rights Agreements are attached hereto as Exhibits 10.2, 10.3 and 10.4 and 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

4.1

Registration Rights Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Robert V. LaPenta (incorporated herein by reference to Exhibit 10.2 to the Statement on Schedule 13-D/A filed by L-1 with the SEC on July 3, 2008).

4.2

Registration Rights Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Iridian Asset Management LLC (incorporated herein by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

4.3

Registration Rights Agreement, dated as of August 5, 2008, by and among L-1 Identity Solutions, Inc. and MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP and MHR Institutional Partners III LP (incorporated herein by reference to Exhibit 4.15 to the Registration Statement on Form S-3 filed by L-1 with the SEC on August 5, 2008).

10.1

Second Amended and Restated Credit Agreement, dated as of August 5, 2008, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC.

10.2

Securities Purchase Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Robert V. LaPenta (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.3

Securities Purchase Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Iridian Asset Management LLC (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.4

Securities Purchase Agreement, dated as of June 30, 2008, by and between L-1 Identity Solutions, Inc. and LRSR LLC (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.5

Amendment No. 1 to the Securities Purchase Agreement, dated as of August 4, 2008, by and between L-1 Identity Solutions, Inc. and LRSR LLC (incorporated herein by reference to Exhibit 10.2(a) to the Registration Statement on Form S-3 filed by L-1 with the SEC on August 5, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2008	L-1 IDENTITY SOLUTIONS, INC.

	By:	/s/ JAMES A. DEPALMA
James A. DePalma
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Registration Rights Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Robert V. LaPenta (incorporated herein by reference to Exhibit 10.2 to the Statement on Schedule 13-D/A filed by L-1 with the SEC on July 3, 2008).

4.2

Registration Rights Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Iridian Asset Management LLC (incorporated herein by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

4.3

Registration Rights Agreement, dated as of August 5, 2008, by and among L-1 Identity Solutions, Inc. and MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP and MHR Institutional Partners III LP (incorporated herein by reference to Exhibit 4.15 to the Registration Statement on Form S-3 filed by L-1 with the SEC on August 5, 2008).

10.1

Second Amended and Restated Credit Agreement, dated as of August 5, 2008, among L-1 Identity Solutions Operating Company, L-1 Identity Solutions, Inc., Bank of America, N.A., Wachovia Bank, National Association, Banc of America Securities LLC and Wachovia Capital Markets LLC.

10.2

Securities Purchase Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Robert V. LaPenta (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.3

Securities Purchase Agreement, dated as of June 29, 2008, by and between L-1 Identity Solutions, Inc. and Iridian Asset Management LLC (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.4

Securities Purchase Agreement, dated as of June 30, 2008, by and between L-1 Identity Solutions, Inc. and LRSR LLC (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by L-1 with the SEC on August 4, 2008).

10.5

Amendment No. 1 to the Securities Purchase Agreement, dated as of August 4, 2008, by and between L-1 Identity Solutions, Inc. and LRSR LLC (incorporated herein by reference to Exhibit 10.2(a) to the Registration Statement on Form S-3 filed by L-1 with the SEC on August 5, 2008).